UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: September 9, 2019

(Date of earliest event reported)

DIGIRAD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1048 Industrial Court,

Suwanee, GA 30024

(Address of principal executive offices, including zip code)

(858) 726-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DRAD	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	DRADP	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth below under Item 2.01 of this Current Report on Form 8-K is hereby incorporated into this Item 1.01 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Merger

On September 10, 2019, Digirad Corporation (the “Company”) completed its acquisition of ATRM Holdings, Inc. (“ATRM”). Pursuant to an Agreement and Plan of Merger, dated as of July 3, 2019 (the “Merger Agreement”), among the Company, Digirad Acquisition Corporation, a Minnesota corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and ATRM, Merger Sub merged with and into ATRM (the “Merger”), with ATRM as the surviving company.

At the effective time of the Merger, (i) each share of ATRM common stock converted into the right to receive three one-hundredths (0.03) of a share of 10.0% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share, of the Company (“Company Preferred Stock”) and (ii) each share of ATRM 10.00% Series B Cumulative Preferred Stock, par value $0.001 per share (“ATRM Preferred Stock”), converted into the right to receive two and one-half (2.5) shares of Company Preferred Stock, for an approximate aggregate total of 1,622,455 shares of Company Preferred Stock. No fractional shares of Company Preferred Stock will be issued to any ATRM shareholder in the Merger. Each ATRM shareholder who would otherwise have been entitled to receive a fraction of a share of Company common stock in the Merger will receive one whole share of Company Preferred Stock.

This description of the Merger is qualified in its entirety by reference to the Merger Agreement, a complete copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on July 3, 2019 and is incorporated herein by reference. A copy of the press release, dated September 10, 2019, announcing the completion of the Merger is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 2.01 by reference.

Private Placement

Immediately prior to the closing of the Merger, we issued 300,000 shares of Company Preferred Stock in a private placement (the “Private Placement”) to Lone Star Value Investors, LP for a price of $10 per share for total proceeds to the Company of $3 million. The Private Placement was made pursuant to the terms of a Stock Purchase Agreement, dated as of September 10, 2019 (the “SPA”). The Company intends to use the proceeds from the Private Placement for the repayment of debt owed by a wholly-owned subsidiary of ATRM. Lone Star Value Investors, LP is a significant holder of the Company’s common stock and the Company Preferred Stock.

No placement agent or other financial intermediary was engaged or compensated in connection with the Private Placement. After the closing of the Merger and the Private Placement, the Company had outstanding approximately 1,922,455 shares of Company Preferred Stock. However, the securities sold in the Private Placement have not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be resold absent registration under, or exemption from registration under, the Act.

In accordance with the terms of the Private Placement, at the closing, the Company and Lone Star Value Investors, LP entered into a Registration Rights Agreement, dated as of September 10, 2019 (the “Registration Rights Agreement”), pursuant to which Digirad agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”), covering the resale of the shares of Company Preferred Stock issued in the Private Placement, if and upon the written request of the Private Placement investors at any time on or before September 10, 2021. Digirad is obligated to maintain the effectiveness of the registration statement from its effective date until the later of (a) the date on which all registrable shares covered by the registration statement have been sold, or may be sold without volume or manner of sale restrictions under Rule 144 or (b) the second anniversary of the closing date. Digirad agreed to use commercially reasonable efforts to have the registration statement declared effective by the SEC as soon as possible following the filing thereof. There are no monetary penalties if the registration statement is not filed or does not become effective on a timely basis.

In addition, prior to the effective time of the Merger, the Company entered into an agreement with Jeffrey Eberwein, the Company’s Chairman of the Board, pursuant to which the Company has the right to require Mr. Eberwein to acquire up to 100,000 shares of Company Preferred Stock at a price of $10 per share for aggregate proceeds of up to $1,000,000 at any time, in the Company’s discretion, during the 12 months following the effective time of the Merger (the “Issuance Option”).

The foregoing descriptions of the Merger Agreement, the SPA, the Registration Rights Agreement and the Issuance Option, and the Company’s obligations thereunder do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, the SPA, the Registration Rights Agreement and the Issuance Option, each of which is included herewith as Exhibit 2.1, 10.1, 10.2 and 10.3, respectively, and each of which is incorporated herein by reference.

Guaranties

On September 10, 2019, the Company entered into that certain Consent and Acknowledgement Agreement and Twelfth Amendment to Loan Agreement, dated as of September 10, 2019, by and among Gerber Finance Inc. (“Gerber”), KBS Builders, Inc., ATRM and the Company (the “Guaranty”), pursuant to which the Company agreed to guarantee amounts borrowed by certain of ATRM’s subsidiaries from Gerber. The Guaranty requires the Company to serve as an additional guarantor with the existing guarantor, ATRM, with respect to the payment, performance and discharge of each and every obligation of payment and performance by the borrowing subsidiaries with respect to the loans made by Gerber to them.

The foregoing description of the Guaranty is included to provide information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Guaranty, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Guaranties and the transactions contemplated thereby under Item 2.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 3.02. Unregistered Sale of Equity Securities.

The description contained under Item 2.01 above is hereby incorporated by reference in its entirety into this Item 3.02. The issuance of shares of Company Preferred Stock in the Private Placement was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) as sales by an issuer not involving a public offering. None of the foregoing issuances were registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering. In each case, the issuances were made, without any general solicitation or advertising, to a limited number of sophisticated investors with knowledge and experience of financial and business matters related to an investment in the Company’s securities. In addition, the securities issued in the foregoing issuances were restricted securities bearing transfer restrictions and the recipients acquired such securities for their own respective accounts without a view to resell or distribute them. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same. Accordingly, the foregoing issuances are subject to the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

The filing of the Certificate of Designation (defined below) and the issuance of the Company Preferred Stock affects the holders of the Company’s common stock to the extent provided for in the Certificate of Designation. The information included in Item 5.03 of this Current Report on Form 8-K, including the description of the Certificate of Designation, is also incorporated by reference into this Item 3.03 of this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 9, 2019, the Company filed a Certificate of Designations, Rights and Preferences of Series A Preferred Stock of Digirad Corporation (the “Certificate of Designation”) with the Delaware Secretary of State with respect to 8,000,000 shares of Company Preferred Stock. As set forth in the Certificate of Designation, the terms of the Company Preferred Stock include, among other things: (i) dividends will be cumulative from (but excluding) the date of issue, and will be payable quarterly in arrears, at a rate of 10.0% per annum per $10.00 of stated liquidation preference per share (or $1.00 per share of Company Preferred Stock per year); (ii) following the fifth anniversary of issuance, the Company may redeem (at its option, in whole or in part) the Company Preferred Stock at a cash redemption price of $10.00 per share, plus any accumulated and unpaid dividends; (iii) upon a Change of Control Triggering Event, as defined in the Certificate of Designation, holders of the Company Preferred Stock may require the Company to redeem the Company Preferred Stock at a price of $10.00 per share, plus any accumulated and unpaid dividends; (iv) the Company Preferred Stock will not be subject to any sinking fund and will not be convertible into or exchangeable for any of other securities; and (v) holders of the Company Preferred Stock generally will have no voting rights except for certain limited voting rights, including in circumstances where dividends payable on the outstanding Company Preferred Stock are in arrears for six or more consecutive quarterly dividend periods and to amend the terms of the Company Preferred Stock if it would materially and adversely alter the rights of holders of the Company Preferred Stock. See the Certificate of Designation for additional information relating to the payment of dividends, voting rights, the ranking of the Preferred Stock in comparison with the Company’s other securities, and other matters.

The foregoing description is qualified in its entirety by the Certificate of Designation which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events

On September 10, 2019, the Company issued a press release announcing the completion of the Merger and Private Placement. A copy of the press release issued in connection with the foregoing announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

The SEC encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions.  Certain statements in this report are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, as amended.  These forward-looking statements reflect, among other things, the Company’s current expectations, plans, strategies, and anticipated financial results.  There are a number of risks, uncertainties, and conditions that may cause the Company’s actual results to differ materially from those expressed or implied by these forward-looking statements.  These risks and uncertainties include the Company’s ability to successfully integrate ATRM’s operations and realize the synergies from the Merger, as well as a number of factors related to the Company’s business and that of ATRM, including economic and financial market conditions generally and economic conditions in the Company’s and ATRM’s markets; various risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company Preferred Stock; various risks to the price and volatility of the Company’s Preferred Stock; the substantial amount of debt and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company Preferred Stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to reimbursement policies, development and introduction of new technologies and intense competition in the healthcare industry; risks associated with the Company’s possible pursuit of acquisitions; system failures; losses of significant contracts; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the healthcare industry; and liability and compliance costs regarding environmental regulations.  A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in the Company’s filings with the SEC, including their reports on Form 10-K and Form 10-Q.  Many of these circumstances are beyond the Company’s ability to control or predict.  Moreover, forward-looking statements necessarily involve assumptions on the Company’s part.  These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements.  All forward-looking statements attributable to us or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this report. Furthermore, forward-looking statements speak only as of the date they are made.  Except as required under the federal securities laws or the rules and regulations of the SEC, the Company disclaims any intention or obligation to update or revise publicly any forward-looking statements.  You should not place undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, by and among Digirad Corporation, ATRM Holdings, Inc. and Digirad Acquisition Corporation, dated July 3, 2019 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated July 3, 2019).
3.1	Certificate of Designations, Rights and Preferences of Series A Preferred Stock of Digirad Corporation.
10.1	Stock Purchase Agreement, dated as of September 10, 2019, by and between Digirad Corporation and Lone Star Value Investors, LP.
10.2	Registration Rights Agreement, dated as of September 10, 2019, by and between Digirad Corporation and Lone Star Value Investors, LP.
10.3	Put Option Purchase Agreement, dated as of September 10, 2019, by and between Digirad Corporation and Lone Star Value Investors, LP.
10.4	Consent and Acknowledgement Agreement and Twelfth Amendment to Loan Agreement, dated as of September 10, 2019, by and among Gerber Finance Inc., KBS Builders, Inc., ATRM Holdings, Inc. and Digirad Corporation.
99.1	Press Release, dated September 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

Date: September 11, 2019	By:	/s/ Matthew G. Molchan
Matthew G. Molchan President and Chief Executive Officer